UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549

                                 FORM 8-K



                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported):      December 17, 1999
                                                       ------------------


                          SFAC New Holdings, Inc.
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          (Exact name of registrant as specified in its charter)



State of Delaware                  33-383149                       52-2173534
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(State or other jurisdiction     (Commission  File No.)      (I.R.S. Employer
of incorporation or organization)                            Identification No.)


       520 Lake Cook Road, Suite 550, Deerfield, IL            60015
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  (Address    of    principal    executive    offices)        (Zip Code)


  Registrant's telephone number, including area code      (847) 405-5300
                                                          ---------------




ITEM 5.    OTHER EVENTS

   On  Friday,  December  17, 1999, SFC  New  Holdings,  Inc.
   ("SFC"),  a  subsidiary of SFAC New Holdings,  Inc.,  and
   The Earthgrains Company ("Earthgrains") each received a request for additional information from the Department of Justice (DOJ) under the Hart-Scott-Rodino Antitrust
   Improvements Act of 1976 (the "HSR Act") concerning their previously announced stock purchase agreement relating to Earthgrains' acquisition of SFC's subsidiary, Metz
   Baking Company. The request for additional information extends the initial waiting period under the HSR Act.
   The closing of the acquisition is conditioned on the expiration of the HSR Act waiting period and other customary conditions. The parties intend to respond promptly to the DOJ request.





                         SIGNATURES

   Pursuant to requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                   SFAC NEW HOLDINGS, INC
                ----------------------------
                         (Registrant)



Date:     December 17, 1999                  By:  /s/ Robert L. Fishbune
                                                 -----------------------
                                                  Robert L. Fishbune
                                                  Vice  President and Chief
                                                    Financial Officer